Exhibit 10.5

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Fax: (212) 525-0673

July 21, 2006

Sabine Pass LNG, L.P.

717 Texas Ave.

Houston, TX 77002

Attn:	Graham McArthur

Phone: 832-204-2290

Fax: 713-659-5459

Email: gmcarthur@cheniere.com

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between HSBC Bank USA, National Association (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Trade Date:	July 21, 2006

Effective Date:	October 25, 2006

Termination Date:	March 25, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

HSBC Bank USA, National Association

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer

Payment Dates:	The 25th calendar day of each March and September, commencing on March 25, 2007 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	5.690000%

Fixed Rate

Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer

Payment Dates:	The 25th calendar day of each March and September, commencing on March 25, 2007 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial

Calculation Period:	To be determined

Designated Maturity:	One month

Spread:	None

Floating Rate

Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period or Compounding Period if Compounding is applicable

Compounding:	Inapplicable

Business Days:	London and New York

Calculation Agent:	Party A

2

HSBC Bank USA, National Association

3. Account Details:

Payments to Party A:	HSBC Bank USA
ABA # 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	Please advise

4. Office:

Party A is acting through its New York Office for the purposes of this Transaction.

5. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

HSBC Bank USA, National Association
Swap Documentation
Attention:	Christian McGreevy
Telephone:	(212) 525-8710
Fax:	(212) 525-5517

Please direct all settlement inquiries to:

HSBC Bank USA, National Association
Derivative Settlements
Attention:	Jeffrey Lombino
Telephone:	(212) 525-5393
Fax:	(212) 525-0561

3

HSBC Bank USA, National Association

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By:	Dennis J. Nevins
Authorized Signature

By:	/s/ Tiffany Moncrieffe
Authorized Signature

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

Attachment

4

HSBC Bank USA, National Association

Exhibit I

For the Calculation Periods		Notional Amount in USD:
From and including:*	To but excluding:*
The Effective Date	November 25, 2006	10,338,933.00
November 25, 2006	December 25, 2006	22,907,984.00
December 25, 2006	January 25, 2007	28,574,269.00
January 25, 2007	February 25, 2007	37,895,858.00
February 25, 2007	March 25, 2007	46,826,584.00
March 25, 2007	April 25, 2007	60,570,346.00
April 25, 2007	May 25, 2007	70,193,862.00
May 25, 2007	June 25, 2007	88,165,136.00
June 25, 2007	July 25, 2007	93,981,320.00
July 25, 2007	August 25, 2007	105,327,117.00
August 25, 2007	September 25, 2007	111,713,348.00
September 25, 2007	October 25, 2007	119,675,507.00
October 25, 2007	November 25, 2007	125,443,591.00
November 25, 2007	December 25, 2007	141,914,888.00
December 25, 2007	January 25, 2008	142,634,770.00
January 25, 2008	February 25, 2008	148,153,701.00
February 25, 2008	March 25, 2008	155,028,058.00
March 25, 2008	April 25, 2008	157,590,065.00
April 25, 2008	May 25, 2008	163,504,040.00
May 25, 2008	June 25, 2008	183,468,801.00
June 25, 2008	July 25, 2008	189,220,065.00
July 25, 2008	August 25, 2008	195,670,330.00
August 25, 2008	September 25, 2008	201,152,786.00
September 25, 2008	October 25, 2008	206,376,309.00
October 25, 2008	November 25, 2008	212,117,347.00
November 25, 2008	December 25, 2008	230,844,731.00
December 25, 2008	January 25, 2009	231,877,311.00
January 25, 2009	February 25, 2009	233,268,170.00
February 25, 2009	The Termination Date	275,000,000.00

*	All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Modified Following Business Day Convention

5

HSBC	Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Fax: (212) 525-0673

July 21, 2006

Sabine Pass LNG, L.P.

717 Texas Ave.

Houston, TX 77002

Attn: Graham McArthur

Phone: 832-204-2290

Fax: 713-659-5459

Email: gmcarthur@cheniere.com

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between HSBC Bank USA, National Association (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Trade Date:	July 21, 2006

Effective Date:	March 25, 2009

Termination Date:	July 1, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention

GHSBC Bank USA, National Association

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer

Payment Dates:	The 25th calendar day of each March and September, commencing on September 25, 2009 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	5.690000%

Fixed Rate

Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer

Payment Dates:	The 25th calendar day of each March and September, commencing on September 25, 2009 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial

Calculation Period:	To be determined

Designated Maturity:	Six months, provided however, for the final Calculation Period, the Designated Maturity shall be the Linear Interpolation of three months and four months

Spread:	None

Floating Rate

Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period or Compounding Period if Compounding is applicable

Compounding:	Inapplicable

Business Days:	London and New York

HSBC Bank USA, National Association

Calculation Agent:	Party A

3. Account Details:

Payments to Party A:	HSBC Bank USA
ABA # 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	Please advise

4. Office:

Party A is acting through its New York Office for the purposes of this Transaction.

5. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

HSBC Bank USA, National Association
Swap Documentation
Attention:	Christian McGreevy
Telephone:	(212) 525-8710
Fax:	(212) 525-5517

Please direct all settlement inquiries to:

HSBC Bank USA, National Association
Derivative Settlements
Attention:	Jeffrey Lombino
Telephone:	(212) 525-5393
Fax:	(212) 525-0561

HSBC Bank USA, National Association

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Dennis J. Nevins
Authorized Signature

By:	/s/ Tiffany Moncrieffe
Authorized Signature

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

Attachment

HSBC Bank USA, National Association

Exhibit I

For the Calculation Periods		Notional Amount in USD:
From and including:*	To but excluding:*
The Effective Date	September 25, 2009	275,000,000.00
September 25, 2009	March 25, 2010	279,668,745.00
March 25, 2010	September 25, 2010	284,495,060.00
September 25, 2010	March 25, 2011	289,484,264.00
March 25, 2011	September 25, 2011	294,641,853.00
September 25, 2011	March 25, 2012	299,973,510.00
March 25, 2012	September 25, 2012	625,000,000.00
September 25, 2012	March 25, 2013	625,000,000.00
March 25, 2013	September 25, 2013	323,472,096.00
September 25, 2013	March 25, 2014	316,642,080.00
March 25, 2014	September 25, 2014	309,601,618.00
September 25, 2014	March 25, 2015	302,303,968.00
March 25, 2015	The Termination Date	294,766,974.00

*	All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Modified Following Business Day Convention